SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 16, 2013

STRATUS MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-24477	86-0776876
(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Century Park East, 6th Floor, Los Angeles, CA	90067
(Address of Principal Executive Offices)	(Zip Code)

(310) 526-8700

(Registrant’s Telephone Number, Including Area Code)

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 16, 2013, the Company’s Chief Financial Officer concluded that the following financial statements of the Company cannot be relied on for the reasons set forth below: for the year ended December 31, 2011 included in the Company’s Form 10-K that was filed on May 21, 2012; for the period ended March 31, 2012 included in the Company’s Form 10-Q that was filed on May 21, 2012; for the period ended June 30, 2012 included in the Company’s Form 10-Q and Form 10-Q/A that were filed on August 17, 2012 and September 7, 2012, respectively; and for the period ended September 30, 2012 included in the Company’s Form 10-Q that was filed on November 19, 2012. The Company discussed the matter which is the subject of this filing with its independent accountant.

On May 24, 2011, the Company entered into a Securities Purchase Agreement with eight investors (collectively, the “Investors”) pursuant to which the Company sold 8,700 shares of a new series of convertible preferred stock designated as Series E Convertible Preferred Stock (“Original Series E”), the terms of which are set forth in the Certificate of Designations of Series E Preferred Stock (the “Certificate”), for $1,000 per share, or $8,700,000 in the aggregate. In October 2012, the Company sold 1,000 shares of Series E for $1,000,000 (“New Series E”). The Original Series E and New Series E together are referred to herein as “Series E.” As part of the financings related to the Series E, the Company issued warrants (the “Warrants”) to purchase shares of the Company’s Common Stock.

These Series E and the Warrants contain “full ratchet-down” liquidity protection that provides that if the Company issues securities for less than the existing conversion price for the Series E or the exercise price of the Warrants, then the conversion price for Series E Preferred Stock will be lowered to that lower price. Also, the exercise price for the Warrants will be decreased to that lower price and the number of shares issuable pursuant to the exercise of the Warrants will be increased such that the product of the original exercise price times the original quantity equals the lower exercise price times the higher quantity.

In preparing the financial statements for 2012, the Company has determined that the Warrants included certain embedded derivative features as set forth in ASC 815, “Derivatives and Hedging,” (“ASC 815”) and that the conversion feature of the Series E was not an embedded derivative because this feature was clearly and closely related to the host (Series E) as defined in ASC 815. These derivative liabilities were initially recorded at their estimated fair value on the date of issuance and are subsequently adjusted each quarter to reflect the estimated fair value at the end of each period, with any decrease or increase in the estimated fair value of the derivative liability for each period being recorded as other income or expense. Since the value of the embedded derivative feature for the Warrants was higher than the value of both Series E transactions, there was no beneficial conversion feature recorded for either transaction, and the excess of the value of the embedded derivative feature over the value of the transaction was recorded in each year on the Statement of Operations as a separate line item for each year presented.

As the result of this determination, the Company had incorrectly accounted for the derivative liabilities embedded in the Series E and the Warrants issued in the year 2011. The consolidated balance sheet as of December 31, 2011 and the related consolidated statements of operations for the year then ended were restated to reflect the correct treatment. The following table presents the effect of the restatement adjustment on the accompanying consolidated balance sheet as of December 31, 2011:

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	As of December 31, 2011
	As Previously		Net
Consolidated Balance Sheet as of December 31, 2011	Reported	Restated	Adjustment
Derivative liability	$–	$15,888,855	$15,888,855
Other current liabilities	3,786,217	3,786,217	–
Total current liabilities	$3,786,217	$19,675,072	$15,888,855

Shareholders' deficit
Series D 10% Preferred Stock, $0.001 par value: 500,000 shares authorized,18,999 shares outstanding	$19	$19	–
Series E 5% Preferred Stock, $0.001 par value: 10,000 shares authorized; 9,450 and 8,500 shares issued and outstanding	9	9	–
Common stock, $0.001 par value: 200,000,000 shares authorized 89,083,677 and 88,157,055 shares issued and outstanding	88,157	88,157	–
Additional paid-in capital	41,964,908	33,264,917	(8,699,991)
Accumulated deficit	(42,196,523)	(49,385,387)	(7,188,864)
Total Stratus shareholders' deficit	$(143,430)	$(16,032,285)	$(15,888,855)

The flowing table presents the effect of the restatement adjustment on the accompanying consolidated statement of operations for the year ended December 31, 2011:

	Year Ended December 31, 2011
	As Previously		Net
Consolidated Statement of Operations for 2011	Reported	Restated	Adjustment
Loss from operations	$(16,429,344)	$(16,429,344)	$–

Other (income)/expenses
Fair value of derivative liabilities in excess of proceeds	–	19,642,867	19,642,867
Adjustments to fair value of derivative securities	–	(12,454,003)	(12,454,003)
Other (income)/expenses	(1,012,909)	(1,012,909)	–
Interest expense	420,733	30,535	(390,198)
Total other (income)/expenses	(592,176)	6,206,490	6,798,666

Net loss	$(15,837,168)	$(22,635,834)	$(6,798,666)

Preferred dividends	–	390,198	390,198
Net loss atttributable to common shareholders	$(15,837,168)	$(23,026,032)	$(7,188,864)

Basic and diluted loss attributable to common shareholders per share	$(0.18)	$(0.26)	$(0.08)
Basic weighted average shares outstanding	88,157,055	88,157,055	–
Diluted weighted average shares outstanding	88,157,055	101,023,493	12,866,438

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The following tables present the effect of the restatement on the 2011 and 2012 quarterly periods:

	As of March 31, 2012 (Unaudited)
	As Previously		Net
Consolidated Balance Sheet as of March 31, 2012	Reported	Restated	Adjustment
Derivative liability	$–	$13,841,450	$13,841,450
Other current liabilities	5,768,527	5,768,527	–
Total current liabilities	$5,768,527	$19,609,977	$13,841,450
Shareholder's deficit
Series D 10% Preferred Stock	$19	$19	$–
Series E 5% Preferred Stock	9	9	–
Common stock	88,157	88,157	–
Additional paid-in capital	42,315,939	33,615,948	(8,699,991)
Accumulated deficit	(44,541,282)	(49,682,741)	(5,141,459)
Total Shareholder's deficit	$(2,137,158)	$(15,978,608)	$(13,841,450)

	Three Months Ended March 31, 2012 (Unaudited)			Three Months Ended March 31, 2011 (Unaudited)
Consolidated Statement of Operations for Three Months Ended	As Previously		Net	As Previously		Net
March 31, 2012 and 2011	Reported	Restated	Adjustment	Reported	Restated	Adjustment
Loss from operations	$2,352,168	$2,352,168	$–	$1,674,375	$1,674,375	$–

Other (income)/expenses
Adjustments to fair value of derivative securities	–	(2,047,405)	(2,047,405)	–	–	–
Other (income)/expenses	–	–	–	3,190	3,190	–
Interest expense	126,573	2,405	(124,168)	36,813	17,511	(19,302)
Total other (income)/expenses	126,573	(2,045,000)	(2,171,573)	40,003	20,701	(19,302)
Net loss	(2,478,742)	(307,168)	2,171,573	(1,714,378)	(1,695,076)	19,302
Preferred dividends	–	124,168	124,168	–	19,302	19,302
Net income/(loss) attributable to common shareholders	$(2,478,742)	$(431,336)	$2,047,405	$(1,714,378)	$(1,714,378)	$–

Basic and diluted net income (loss) attributable to common shareholders per share	$(0.03)	$(0.00)	$0.03	$(0.03)	$(0.03)	$–
Basic weighted average shares outstanding	88,157,055	88,157,055	–	64,220,069	64,220,069	–
Diluted weighted average shares outstanding	88,157,055	109,407,055	21,250,000	64,220,069	64,220,069	–

	As of June 30, 2012 (Unaudited)			As of June 30, 2011 (Unaudited)
Consolidated Balance Sheet	As Previously		Net	As Previously		Net
as of June 30, 2012 and 2011	Reported	Restated	Adjustment	Reported	Restated	Adjustment
Derivative liability	$–	$31,756,853	$31,756,853	$–	$22,871,800	$22,871,800
Other current liabilities	8,776,795	8,776,795	–	3,188,293	3,188,293	–
Total current liabilities	$8,776,795	$40,533,648	$31,756,853	$3,188,293	$26,060,093	$22,871,800
Shareholder's surplus/(deficit)
Series C 10% Preferred Stock	$–	$–	$–	$9	$9	$–
Series D 10% Preferred Stock	19	19	–	51	51	–
Series E 5% Preferred Stock	8	8	–	9	9	–
Common stock	89,231	89,231	–	75,555	75,555	–
Additional paid-in capital	42,886,643	34,186,652	(8,699,991)	39,011,539	30,311,548	(8,699,991)
Accumulated deficit	(48,049,851)	(71,106,713)	(23,056,862)	(30,341,462)	(44,513,271)	(14,171,809)
Total Shareholder's surplus/(deficit)	$(5,073,950)	$(36,830,803)	$(31,756,853)	$8,745,692	$(14,126,108)	$(22,871,800)

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	Three Months Ended June 30, 2012 (Unaudited)			Three Months Ended June 30, 2011 (Unaudited)
Consolidated Statement of Operations for Three Months Ended	As Previously		Net	As Previously		Net
June 30, 2012 and 2011	Reported	Restated	Adjustment	Reported	Restated	Adjustment
Loss from operations	$(2,442,673)	$(2,442,673)	$–	$(2,056,726)	$(2,056,726)	$–
Other (income)/expenses
Fair value of derivative liabilities in excess of proceeds	–	–	–	–	19,642,867	19,642,867
Adjustments to fair value of derivative securities	–	17,915,403	17,915,403	–	(5,471,058)	(5,471,058)
Other (income)/expenses	760,696	760,696	–	–	–	–
Interest expense	171,217	49,712	(121,505)	88,836	43,767	(45,069)
Total other (income)/expenses	931,913	18,725,811	17,793,898	88,836	14,215,576	14,126,700
Net loss	(3,374,586)	(21,168,484)	(17,793,898)	(2,145,562)	(16,272,302)	(14,126,700)
Preferred dividends	–	121,505	121,505	–	45,069	45,069
Net loss attributable to common shareholders	$(3,374,586)	$(21,289,989)	$(17,915,403)	$(2,145,562)	$(16,317,371)	$(14,171,809)
Basic and diluted loss attributable to common shareholders per share	$(0.04)	$(0.24)	$(0.20)	$(0.03)	$(0.23)	$(0.20)
Basic weighted average shares outstanding	88,182,285	88,182,285	–	71,161,702	71,161,702	–
Diluted weighted average shares outstanding	88,182,285	116,348,952	28,166,667	71,161,702	80,005,109	8,843,407

Consolidated Statement of Operations	Six Months Ended June 30, 2012 (Unaudited)			Six Months Ended June 30, 2011 (Unaudited)
for Six Months Ended	As Previously		Net	As Previously		Net
June 30, 2012 and 2011	Reported	Restated	Adjustment	Reported	Restated	Adjustment
Loss from operations	$(4,794,841)	$(4,794,841)	$–	$(3,731,101)	$(3,731,101)	$–
Other (income)/expenses
Fair value of derivative liabilities in excess of proceeds	–	–	–	–	19,642,867	19,642,867
Adjustments to fair value of derivative securities	–	15,867,998	15,867,998	–	(5,471,058)	(2,047,405)
Other (income)/expenses	760,696	760,696	–	–	–	–
Interest expense	297,791	52,118	(245,673)	128,839	64,468	(64,371)
Total other (income)/expenses	1,058,487	16,680,812	15,622,325	128,839	14,236,277	(14,107,438)
Net loss	(5,853,328)	(21,475,653)	(15,622,325)	(3,859,940)	(17,967,378)	2,111,776
Preferred dividends	–	245,673	245,673	–	64,371	64,371
Net loss attributable to common shareholders	$(5,853,328)	$(21,721,326)	$(15,867,998)	$(3,859,940)	$(18,031,749)	$(14,171,809)
Basic and diluted loss attributable to common shareholders per share	$(0.07)	$(0.24)	$(0.17)	$(0.06)	$(0.26)	$(0.20)
Basic weighted average shares outstanding	88,953,297	88,953,297	–	68,704,527	68,704,527	–
Diluted weighted average shares outstanding	88,953,297	117,119,964	28,166,667	68,704,527	73,150,660	4,446,133

	As of September 30, 2012 (Unaudited)			As of September 30, 2011 (Unaudited)
Consolidated Balance Sheet as of	As Previously		Net	As Previously		Net
September 30, 2012 and 2011	Reported	Restated	Adjustment	Reported	Restated	Adjustment
Derivative liability	$–	$29,734,063	$29,734,063	$–	$21,033,880	$21,033,880
Other current liabilities	9,981,068	9,981,068	–	3,337,562	3,337,562	–
Total current liabilities	$9,981,068	$39,715,131	$29,734,063	$3,337,562	$24,371,442	$21,033,880
Shareholder's surplus/deficit
Series C 10% Preferred Stock	$–	$–	$–	$3	$3	$–
Series D 10% Preferred Stock	19	19	–	45	45	–
Series E 5% Preferred Stock	8	8	–	9	9	–
Common stock	90,314	90,314	–	77,865	77,865	–
Additional paid-in capital	45,445,094	36,745,103	(8,699,991)	39,636,545	30,936,554	(8,699,991)
Accumulated deficit	(51,566,427)	(72,600,499)	(21,034,072)	(34,662,520)	(46,996,409)	(12,333,889)
Total Shareholder's surplus/deficit	$(6,030,992)	$(35,765,055)	$(29,734,063)	$5,051,944	$(15,981,936)	$(21,033,880)

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	Three Months Ended September 30, 2012 (Unaudited)			Three Months Ended September 30, 2011 (Unaudited)
Consolidated Statement of Operations for Three Months Ended	As Previously		Net	As Previously		Net
September 30, 2012 and 2011	Reported	Restated	Adjustment	Reported	Restated	Adjustment
Loss from operations	$(3,426,250)	$(3,426,250)	$–	$(4,140,283)	$(4,140,283)	$–
Other (income)/expenses
Adjustments to fair value of derivative securities	–	(2,022,790)	(2,022,790)	–	(1,837,920)	(1,837,920)
Other (income)/expenses	(133,770)	(133,770)	–	–	–	–
Interest expense	172,057	52,313	(119,744)	195,705	3,535	(192,170)
Total other (income)/expenses	38,287	(2,104,247)	(2,142,534)	195,705	(1,834,385)	(2,030,090)
Net loss	(3,464,537)	(1,322,003)	2,142,534	(4,335,988)	(2,305,898)	2,030,090
Preferred dividends	–	119,744	119,744	–	192,170	192,170
Net loss attributable to common shareholders	$(3,464,537)	$(1,441,747)	$2,022,790	$(4,335,988)	$(2,498,068)	$1,837,920
Basic and diluted loss attributable to common shareholders per share	$(0.04)	$(0.02)	$0.02	$(0.06)	$(0.03)	$0.03
Basic weighted average shares outstanding	89,748,496	89,748,496	–	77,535,263	77,535,263	–
Diluted weighted average shares outstanding	89,748,496	117,915,163	28,166,667	77,535,263	99,285,263	21,750,000

	Nine Months Ended September 30, 2012 (Unaudited)			Nine Months Ended September 30, 2011 (Unaudited)
Consolidated Statement of Operations for Nine Months Ended	As Previously		Net	As Previously		Net
September 30, 2012 and 2011	Reported	Restated	Adjustment	Reported	Restated	Adjustment
Loss from operations	$(8,221,091)	$(8,221,091)	$–	$(7,871,384)	$(7,871,384)	$–
Other (income)/expenses
Fair value of derivative liabilities in excess of proceeds	–	–	–	–	19,642,867	19,642,867
Adjustments to fair value of derivative securities	–	13,845,208	13,845,208	–	(7,308,979)	(7,308,979)
Other (income)/expenses	626,926	626,926	–	–	–	–
Interest expense	469,848	104,431	(365,417)	324,544	68,003	(256,541)
Total other (income)/expenses	1,096,774	14,576,565	13,479,791	324,544	12,401,891	12,077,347
Net loss	(9,317,865)	(22,797,656)	(13,479,791)	(8,195,928)	(20,273,275)	(12,077,347)
Preferred dividends	–	365,417	365,417	–	256,541	256,541
Net loss attributable to common shareholders	$(9,317,865)	$(23,163,073)	$(13,845,208)	$(8,195,928)	$(20,529,816)	$(12,333,888)
Basic and diluted loss attributable to common shareholders per share	$(0.10)	$(0.26)	$(0.16)	$(0.11)	$(0.29)	$(0.18)
Basic weighted average shares outstanding	89,220,298	89,220,298	–	71,652,187	71,652,187	–
Diluted weighted average shares outstanding	89,220,298	117,386,965	28,166,667	71,652,187	81,929,660	10,277,473

The fair value of these derivative liabilities is calculated using the commonly-accepted Black Scholes pricing model that is based on the following as of the date of calculation: the closing price of the common stock, the strike price of the underlying instrument, the risk-free interest rate for the applicable remaining life of the underlying instrument (i.e., the U.S. treasury rate for that period) and the historical volatility of the Company’s common stock. These fair value results are extremely sensitive to all these input variables, particularly the closing price of the company’s common stock and the volatility of the Company’s common stock. Accordingly, the fair values of these derivative liabilities are subject to significant changes.

As noted, the restated financials have no change to the item “Loss from Operations.” Additionally, there is no change to the Company’s current assets, including cash, and current liabilities other than the derivative liability.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATUS MEDIA GROUP, INC.
Date: April 24, 2013	By: /s/ John Moynahan
Chief Financial Officer

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